UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53164

Nevada	26-1375322
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA	90254
(Address of principal executive offices)	(Zip Code)

310-698-0728

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

On August 2, 2013, Your Event, Inc. (the "Company" or "Registrant") underwent a change of control of ownership. Gaku Uehara, President/Director of the Company, Masaya Konishi, CEO/Director and Masatoshi Suga, CFO/Director collectively sold their ownership of 5,868,993 restricted common shares to Mr. Yoshiharu Uchida, a Japanese citizen, in a private transaction, that amounted to $1,173,798.60 (117,379,860¥). Mr. Uchida is neither an officer nor director of the Company, nor is he related to any officer or director of the Company.

As of August 5, 2013, the Company has 12,360,000 common shares issued and outstanding. The transfer of ownership of 5,868,993 shares represents 47.4% ownership in the Company.

With the change of ownership control, Gaku Uehara, Masaya Konishi and Masatoshi Suga have agreed to maintain their positions as officers and directors of the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on August 5, 2013 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after August 5, 2013 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the U. S. Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of the Company's common stock. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Name of Beneficial Owner and Position	Title of Class	Amount and Nature Of Beneficial Ownership	Percent Of Class(1)
June Tsukamoto (2) Chairperson	Common	1,800,000	14.6%
Gaku Uehara President/Director	Common	0	0%
Masaya Konishi
CEO/Director	Common	0	0%
Masatoshi Suga CFO/Director	Common	0	0%
Takahito Yasuki
Director	Common	0	0%
Yoshiharu Uchida (3) Shareholder	Common	5,868,993	47.4%
Billion Sino (4)
Shareholder	Common	1,651,007	13.3%
Directors and Officers as a Group (5 Persons)	Common	1,800,000	14.6%

(1) Percent of Class is based on 12,360,000 common shares issued and outstanding.

(2) The number of shares does not include 600,000 common shares owned by Kioko Tsukamoto,

and 600,000 common shares owned by Junko Top, the daughters of June Tsukamoto.

(3) Yoshiharu Uchida, 2-26-25 Kasuga-cho Nerima-Ward, Tokyo, Japan.

(4) Billion Sino, Unit 1006, 10F, Carnarvon Plaza, 20 Carnarvon Road Tsimshatsui, Kowloon,

Hong Kong, P.R.C. Choi Sio Man, CEO of Billion Sino is beneficial owner who has the ultimate voting control over the shares held this entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: August 5, 2013	/s/ Masatoshi Suga
Name: Masatoshi Suga Title: CFO and Director